SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 22, 2001
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                              TAM RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                    0-23757                         13-3905598
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  (State or other              (Commission                   (I.R.S. Employer
   jurisdiction of              File Number)                Identification No.)
     formation)

             1163 Forest Avenue, Staten Island, New York             10310
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (718) 273-2532
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          (Former name or former address, if changed since last report)


Item 5.  Other Events

On October 22, 2001 the Registrant announced today that the Board of Directors has accepted the resignations of Luke Johnson, Ken Harris, Jeanne Cretella, and Frank Cretella as members of the Board of Directors of the Company. The Board has also accepted the official resignations of Mr. Cretella as CEO of the Company and Mr. Harris as Chairman of the Board.

TAM also announced that Anthony Golio has been named Chief Executive Officer and Chairman of the Board of Directors, and continues in his capacity as CFO.

None of the resigning directors provided the Registrant with notice of a disagreement with the Registrant on any matter relating to the registrant's operations, policies or practices, and/or requesting that the matter be disclosed.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

                                  Exhibit Index
                                  -------------

Exhibit No.
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   99.1              Press release dated October 22, 2001

Signatures:

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.






                                       TAM Restaurants, Inc.
                                       (Registrant)

    10/24/01                           /s/ Anthony Golio
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     Date                              Anthony Golio, President

                                                                  EXHIBIT 99.1
Monday October 22, 3:06 pm Eastern Time

                                                                   Press Release
SOURCE: TAM

                TAM Restaurants, Inc. Announces Changes to Board

NEW YORK--(BUSINESS WIRE)--Oct. 22, 2001--TAM Restaurants, Inc. (OTCBB: TAMR - news) announced today that the Board of Directors has accepted the resignations of Luke Johnson, Ken Harris, Jeanne Cretella, and Frank Cretella as members of the Board of Directors of the Company. The Board has also accepted the official resignations of Mr. Cretella as CEO of the Company and Mr. Harris as Chairman of the Board.

TAM also announced that Anthony Golio has been named Chief Executive Officer and Chairman of the Board of Directors, and continues in his capacity as CFO.

Anthony Golio, TAM's President and CEO, commented "Unfortunately, given economic conditions and recent tragic events, several members of the Board are unable to continue to serve the Company. We hope to add two new members to the board of directors in the near future who can assist the Company in achieving its return to profitability and growth. We look forward to the continued growth of Lundy Bros. in Times Square, especially with the recent grand opening on Broadway of Mama Mia."

Certain statements in this press release constitute "forward-looking statements" with the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, risks relating to the Company's ability to negotiate new leases, the opening of new restaurants, the Company's capital requirements, availability of financing, continued popularity of existing and new restaurants, seasonality and other risks detailed in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

TAM Restaurants, Inc. operates Lundy Bros. Restaurant in Brooklyn, NY; Lundy Bros. Restaurant in Times Square Manhattan; and American Park at the Battery in New York's Historic Battery Park. TAM is a public company traded on the OTCBB market under the symbol TAMR.

For further information or to arrange an interview please contact Anthony B. Golio, President at 718-273-2532 ext 12.
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Contact:

     TAM Restaurants, Inc.
     Anthony Golio, 718-273-2532 ext. 12


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